Oportun Completes Sale of its Credit Card Portfolio

SAN CARLOS, Calif., Nov. 12, 2024 (GLOBE NEWSWIRE) -- Oportun (Nasdaq: OPRT), a mission-driven financial services company, today announced that it has closed the previously agreed upon sale of its credit card portfolio to Continental Finance. Completing the transaction reflects a key milestone towards Oportun’s initiative to enhance profitability in 2024 and beyond by simplifying the business and driving performance in its three core products: unsecured personal loans, secured personal loans, and its award-winning Set & Save™ savings product.

“We expect that closing the credit card portfolio sale will be highly accretive for our shareholders, and I’m pleased to reiterate our expectation that it will result in incremental Adjusted EBITDA of approximately $2 million in the fourth quarter of 2024, and $11 million in full year 2025,” said Jonathan Coblentz, Chief Financial Officer & Chief Administrative Officer of Oportun. “Continental Finance is a leading credit card marketer and servicer, and I’m confident that they will provide the type of exceptional, personalized service that their new customers have become accustomed to as Oportun members.”

“Continental Finance, along with its partner bank, is pleased to assume Oportun’s approximately $100 million credit card portfolio. The Continental team thoroughly enjoyed collaborating with the Oportun team to ensure a smooth transition of the legacy Oportun credit card holders. Continental is committed to delivering an exceptional customer experience and intends to extend the same world-class service to the legacy Oportun customers under Continental’s Revel Card brand,” said Tamer El-Rayess, Chairman of Continental Finance.

About Oportun
Oportun (Nasdaq: OPRT) is a mission-driven financial services company that puts its members' financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $19.2 billion in responsible and affordable credit, saved its members more than $2.4 billion in interest and fees, and helped its members save an average of more than $1,800 annually. For more information, visit Oportun.com.

About Continental Finance
With over 5.3 million credit cards managed since its founding, Continental Finance prides itself on excellent customer service and access to bank-issued credit products with innovative features that provide affordable and safe options to consumers with poor or limited credit. Utilizing responsible innovation, Continental Finance works to provide each customer with the necessary educational tools for them to be successful in managing their personal credit.

Forward-Looking Statements
This press release contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements as to future performance and financial position; expectations regarding the impact of the sale of the Company’s credit card portfolio; expectations regarding Adjusted EBITDA in the fourth quarter of 2024 and full year 2025; achievement of the Company's strategic priorities and goals and the plans and objectives of management for our future operations, are forward-looking statements are forward-looking statements. These statements can be generally identified by terms such as "expect," "plan," "goal," "target," "anticipate," "assume," "predict," "project," "outlook," "continue," "due," "may," "believe," "seek," or "estimate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would," "likely" and "could." These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Oportun has based these forward-looking statements on its current expectations and projections about future events, financial trends and risks and uncertainties that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun's filings with the Securities and Exchange Commission, including Oportun's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. These forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Investor Contact
Dorian Hare
(650) 590-4323
ir@oportun.com

Media Contact
Michael Azzano
Cosmo PR for Oportun

(415) 596-1978
michael@cosmo-pr.com